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                                                                    EXHIBIT 23.1
                   OPINION AND CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Stock Option/Stock Issuance Plan and Employee Stock Purchase Plan of Inet Technologies, Inc. of our report dated January 25, 1999, included in Inet Technologies Inc., included in its Registration Statement (Form S-1, No. 333-59753 as amended), filed with the Securities and Exchange Commission.

                                   ERNST & YOUNG LLP
                                   INDEPENDENT AUDITORS



Dallas, Texas
July 15, 1999